AMENDMENT AND TERMINATION AGREEMENT

This Amendment and Termination Agreement (this “Amendment”) is entered into as of August 14, 2024, by and between KLDiscovery Inc. (formerly known as Pivotal Acquisition Corp.), a Delaware corporation (the “Company”), and the undersigned stockholders of the Company (the “Stockholders”), with respect to that certain Registration Rights Agreement, dated as of December 19, 2019, by and among the Company, the Stockholders, and certain other parties thereto (the “Registration Rights Agreement”). All capitalized terms used herein and not otherwise defined shall having the meanings ascribed to them in the Registration Rights Agreement.

WITNESSETH:

WHEREAS, the Company has entered into (i) that certain Transaction Support Agreement, dated as of July 3, 2024 (the “Transaction Support Agreement”), by and among the Company and certain lenders, equityholders, and other stakeholders of the Company, including affiliates of the Stockholders, and (ii) that certain Exchange Agreement, dated as of July 3, 2024 (the “Exchange Agreement”), by and among the Company, 1397225 Ontario Limited (“OTPP”), and certain affiliates of MGG Investment Group LP (MGG Investment Group LP and such affiliates, collectively, “MGG”);

WHEREAS, it is a condition to the consummation of the transactions contemplated by the Exchange Agreement (the “Closing”, and the date of the Closing, the “Effective Date”) that, concurrently with the Closing, the Company and the Controlling Holders have executed and delivered this agreement terminating the Registration Rights Agreement in its entirety;

WHEREAS, pursuant to Section 13(a) of the Registration Rights Agreement, the Registration Rights Agreement may be amended with the prior written consent of the Company and each Controlling Holder; and

WHEREAS, pursuant to Section 13(a) of the Registration Rights Agreement, the Company and the Stockholders, being all of the Controlling Holders under the Registration Rights Agreement, now desire to amend the Registration Rights Agreement as set forth in this Amendment, with such amendment to be effective as of the Effective Date.

NOW THEREFORE, in consideration of the premises and the mutual agreements herein set forth, and as an inducement for the parties to the Exchange Agreement and the Transaction Support Agreement to consummate the Closing and the other transactions contemplated thereby, the parties hereto hereby agree as follows:

1.
Amendment to Section 13 of the Registration Rights Agreement. Effective as of immediately prior to the Closing, Section 13 of the Registration Rights Agreement is amended to add a new sub-part (s), with text as follows:

“(s) Termination. This Agreement will automatically terminate in its entirety upon the occurrence of the “Closing” as defined in that certain Exchange Agreement, dated as of July 3, 2024, by and among the Company, 1397225 Ontario Limited, and certain affiliates of MGG Investment Group LP. Following such termination, this Agreement shall be void and of no further force or effect, and there shall be no further liability or obligation on the part of any party hereto with respect to this Agreement.”

2.
Effectiveness. This Amendment shall be deemed effective immediately prior to the Closing and shall have no force and effect unless the Closing shall occur.
3.
Governing Law. All issues and questions concerning the construction, validity, interpretation and enforcement of this Amendment, and the relative rights of the parties hereunder, shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.
4.
Counterparts. This Amendment may be executed in separate counterparts (including facsimile and scanned counterparts) each of which shall be deemed an original and all of which, together, shall constitute one and the same agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

COMPANY

KLDISCOVERY INC.

By: /s/ Dawn Wilson

Name: Dawn Wilson

Title: Chief Financial Officer

[Signature Page to Amendment and Termination Agreement]

STOCKHOLDERS

CEOF II DE I AIV, L.P.
By: CEOF II DE AIV GP, L.P., its general partner
By: CEOF II DE GP AIV, L.L.C., its general partner

By: /s/ Robert Rosen

Name: Robert Rosen

Title: Vice President

CEOF II Coinvestment (DE), L.P.
By: CEOF II DE AIV GP, L.P., its general partner
By: CEOF II DE GP AIV, L.L.C., its general partner

By: /s/ Robert Rosen

Name: Robert Rosen

Title: Vice President

CEOF II Coinvestment B (DE), L.P.
By: CEOF II DE AIV GP, L.P., its general partner
By: CEOF II DE GP AIV, L.L.C., its general partner

By: /s/ Robert Rosen

Name: Robert Rosen

Title: Vice President

[Signature Page to Amendment and Termination Agreement]